Cromwell Global Infrastructure Fund

(formerly the Cromwell Foresight Global Infrastructure Fund)

Investor Class (CFGVX)

Institutional Class (CFGIX)

Supplement dated September 8, 2026, to the Prospectus dated April 30, 2026

THIS SUPPLEMENT REPLACES AND SUPERCEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUND’S PROSPECTUS.

Effective as of the close of business on September 4, 2026, Foresight Group LLP (“Foresight”) no longer serves as a sub-adviser to the Cromwell Foresight Global Infrastructure Fund (the “Fund”), as a result of the acquisition of Foresight Capital Management (“FCM”), the public markets investment arm of Foresight, by Guinness Asset Management Limited (the “Acquisition”).

Accordingly, effective on September 8, 2026, the Fund changed its name to the Cromwell Global Infrastructure Fund.

At a meeting of the Board of Trustees (the “Board”) of Total Fund Solution (the “Trust”) held on June 11, 2026, the Board approved a subadvisory agreement between Cromwell and Guinness Asset Management Limited (“Guinness” or “Sub-Adviser” ), to be effective upon closing of the Acquisition. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (“SEC”), Cromwell Investment Advisors, LLC (“Cromwell” or the “Adviser”) may enter into new subadvisory agreements without shareholder approval, upon the approval of the Board. The Acquisition will not affect the fees or expenses of the Fund, the level or scope of services to be rendered to the Fund or the fees payable by Cromwell to Guinness as the new sub-adviser.

Effective immediately, all references to “Foresight” or the “Foresight Fund” in the Fund’s Prospectus are hereby removed and replaced with reference to “Guinness” or the “Global Infrastructure Fund,” respectively.

Additionally the following changes are made:

SUMMARY PROSPECTUS:

Under the section “Management,” the paragraph regarding “The Sub-Adviser” is deleted in its entirety and replaced with the following:

The Sub-Adviser

Guinness Asset Management Limited is the Fund’s investment sub-adviser.

The section “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund:

Eric Bright, CFA®

Portfolio Manager, Guinness Sub-Adviser;

Co-Portfolio Manager of the Fund since inception, January 2023.

Mark Brennan

Portfolio Manager, Guinness Sub-Adviser;

Co-Portfolio Manager of the Fund since September 2026.

STATUTORY PROSPECTUS

In the section “Sub-Advisers,” the fourth paragraph regarding Foresight Group LLP is deleted in its entirety and replaced with the following:

Guinness Asset Management Limited, located at 18 Smith Square, London SW1P 3HZ, United Kingdom. Guinness was founded in 2003. Guinness provides investment advisory services on a discretionary basis to clients, including commingled investment vehicles organized outside the United States, separately managed accounts for sophisticated financial institutions, and pooled investment vehicles for which Guinness provides sub-advisory management services to other third-party investment advisers. As of December 31, 2025, Guinness managed approximately $11.9 billion of client assets on a discretionary basis..

The section “Portfolio Managers for the Foresight Fund” is deleted in its entirety and replaced with the following:

Portfolio Managers for the Global Infrastructure Fund

Eric Bright, CFA® is co-manager of the Global Infrastructure Fund. Mr. Bright is a Managing Director who joined the Sub-Adviser in 2026. Previously, Mr. Bright was a Managing Director at Foresight Group, the Global Infrastructure Fund’s prior sub-adviser, and a portfolio manager of the Fund. He has co-managed the strategy since 2021. Previous to joining Foresight Group in 2019, Mr. Bright worked at Reyker Securities for over five years managing discretionary portfolios and a listed real asset strategy.

Mark Brennan is co-manager of the Global Infrastructure Fund. Mr. Brennan is a Portfolio Manager on the Real Assets team at Guinness Global Investors. He joined Guinness in 2025 after serving as a Partner and Portfolio Manager at Foresight Group, where he managed infrastructure and real estate investment strategies, including the FP Foresight UK Infrastructure Income Fund, the FP Foresight Global Real Infrastructure Fund and the FP Foresight Sustainable Real Estate Securities Fund. Mr. Brennan also previously served as a portfolio manager of the Global Infrastructure Fund (formerly the Cromwell Foresight Global Infrastructure Fund) while with Foresight. He holds a Master of Arts (Honours) degree in Politics from the University of Edinburgh.

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